                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
      August 31, 2004, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2004-4)
             (Exact Name of Registrant as specified in its charter)

        Delaware                         333-115371-01                        52-2029487
------------------------             ---------------------             -----------------------
(State of Incorporation)             (Commission File No.)             (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01. Other Events.

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the October 25, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POPULAR ABS, INC.



                                           By: /James H. Jenkins/
                                               --------------------------------
                                               James H. Jenkins,
                                               Executive Vice President and CFO



Dated: October 28, 2004

                                                                         Annex A

                                                                     Page 1 of 7
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                         STATEMENT TO CERTIFICATEHOLDERS

                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL         BEGINNING                                                                                 ENDING
               FACE            PRINCIPAL                                                      REALIZED    DEFERRED      PRINCIPAL
  CLASS        VALUE            BALANCE          PRINCIPAL      INTEREST        TOTAL          LOSSES     INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   AF1     200,000,000.00    200,000,000.00    4,240,780.30    301,843.74    4,542,624.04       0.00        0.00      195,759,219.70
   AF2      70,500,000.00     70,500,000.00    1,040,488.79    104,363.56    1,144,852.35       0.00        0.00       69,459,511.21
   AF3      17,900,000.00     17,900,000.00            0.00     57,510.07       57,510.07       0.00        0.00       17,900,000.00
   AF4      61,300,000.00     61,300,000.00            0.00    236,342.96      236,342.96       0.00        0.00       61,300,000.00
   AF5      36,700,000.00     36,700,000.00            0.00    166,960.02      166,960.02       0.00        0.00       36,700,000.00
   AF6      25,000,000.00     25,000,000.00            0.00     96,798.02       96,798.02       0.00        0.00       25,000,000.00
   AV1     186,400,000.00    186,400,000.00    2,616,772.16    293,432.55    2,910,204.71       0.00        0.00      183,783,227.84
   M1       43,000,000.00     43,000,000.00            0.00    185,624.73      185,624.73       0.00        0.00       43,000,000.00
   M2       34,000,000.00     34,000,000.00            0.00    159,379.49      159,379.49       0.00        0.00       34,000,000.00
   M3        8,700,000.00      8,700,000.00            0.00     41,318.82       41,318.82       0.00        0.00        8,700,000.00
   M4        7,200,000.00      7,200,000.00            0.00     34,194.88       34,194.88       0.00        0.00        7,200,000.00
   B1        7,200,000.00      7,200,000.00            0.00     18,925.17       18,925.17       0.00        0.00        7,200,000.00
   B2        6,900,000.00      6,900,000.00            0.00     22,371.82       22,371.82       0.00        0.00        6,900,000.00
   B3        7,200,000.00      7,200,000.00            0.00     27,763.89       27,763.89       0.00        0.00        7,200,000.00
   B4        7,200,000.00      7,200,000.00            0.00     27,763.89       27,763.89       0.00        0.00        7,200,000.00
   R                 0.00              0.00            0.00          0.00            0.00       0.00        0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS     719,200,000.00    719,200,000.00    7,898,041.25  1,774,593.61    9,672,634.86       0.00        0.00      711,301,958.75
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   X       723,239,666.22    723,239,666.22            0.00          0.71            0.71       0.00        0.00      717,269,359.24
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------- ----------------------
                               FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                     PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------- ----------------------
                                                                                                                           CURRENT
                                 BEGINNING                                                       ENDING                   PASS-THRU
  CLASS        CUSIP             PRINCIPAL       PRINCIPAL     INTEREST         TOTAL           PRINCIPAL         CLASS     RATE
------------------------------------------------------------------------------------------------------------- ----------------------
   AF1       73316PAA8       1,000.00000000     21.20390150    1.50921870     22.71312020       978.79609850       AF1     2.090000%
   AF2       73316PAB6       1,000.00000000     14.75870624    1.48033418     16.23904043       985.24129376       AF2     2.050000%
   AF3       73316PAC4       1,000.00000000      0.00000000    3.21285307      3.21285307     1,000.00000000       AF3     3.856000%
   AF4       73316PAD2       1,000.00000000      0.00000000    3.85551321      3.85551321     1,000.00000000       AF4     4.628000%
   AF5       73316PAE0       1,000.00000000      0.00000000    4.54931935      4.54931935     1,000.00000000       AF5     5.460000%
   AF6       73316PAF7       1,000.00000000      0.00000000    3.87192080      3.87192080     1,000.00000000       AF6     4.647000%
   AV1       73316PAG5       1,000.00000000     14.03847725    1.57420896     15.61268621       985.96152275       AV1     2.180000%
   M1        73316PAH3       1,000.00000000      0.00000000    4.31685419      4.31685419     1,000.00000000       M1      5.181000%
   M2        73316PAJ9       1,000.00000000      0.00000000    4.68763206      4.68763206     1,000.00000000       M2      5.626000%
   M3        73316PAK6       1,000.00000000      0.00000000    4.74928966      4.74928966     1,000.00000000       M3      5.700000%
   M4        73316PAL4       1,000.00000000      0.00000000    4.74928889      4.74928889     1,000.00000000       M4      5.700000%
   B1        73316PAM2       1,000.00000000      0.00000000    2.62849583      2.62849583     1,000.00000000       B1      3.640000%
   B2        73316PAN0       1,000.00000000      0.00000000    3.24229275      3.24229275     1,000.00000000       B2      4.490000%
   B3        73316PAP5       1,000.00000000      0.00000000    3.85609583      3.85609583     1,000.00000000       B3      5.340000%
   B4        73316PAQ3       1,000.00000000      0.00000000    3.85609583      3.85609583     1,000.00000000       B4      5.340000%
------------------------------------------------------------------------------------------------------------- ----------------------
TOTALS                       1,000.00000000     10.98170363    2.46745496     13.44915859       989.01829637
------------------------------------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------------------------------------- ----------------------
   X          N/A            1,000.00000000      0.00000000    0.00000098      0.00000098       991.74505042       X       0.000001%
------------------------------------------------------------------------------------------------------------- ----------------------

--------------------------------------------------------------------------------
IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
                    JPMorgan Chase Bank - Structured Finance
                       Services NY 4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                    Tel: (212) 623-4484 / Fax: (212) 623-5930
                        Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------
[Graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 2 of 7
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)          Funds Allocable to Certificate Principal
                         Group I Scheduled Principal                                      573,138.64
                         Group I Curtailments                                              60,452.59
                         Group I Prepayments                                            3,358,638.82
                         Group I Repurchases                                                    0.00
                         Group I Liquidation Proceeds                                           0.00

                         Group II Scheduled Principal                                     165,192.62
                         Group II Curtailments                                              4,722.20
                         Group II Prepayments                                           1,808,162.09
                         Group II Repurchases                                                   0.00
                         Group II Liquidation Proceeds                                          0.00

                         Extra Principal Distribution Amount                            1,927,734.30

Sec. 4.03 (a)(ii)        Interest Distribution Amounts

                         Interest Distribution - AF-1                                     301,843.74
                         Unpaid Interest - AF-1                                                 0.00
                         Remaining Unpaid Interest - AF-1                                       0.00

                         Interest Distribution - AF-2                                     104,363.56
                         Unpaid Interest - AF-2                                                 0.00
                         Remaining Unpaid Interest - AF-2                                       0.00

                         Interest Distribution - AF-3                                      57,510.07
                         Unpaid Interest - AF-3                                                 0.00
                         Remaining Unpaid Interest - AF-3                                       0.00

                         Interest Distribution - AF-4                                     236,342.96
                         Unpaid Interest - AF-4                                                 0.00
                         Remaining Unpaid Interest - AF-4                                       0.00

                         Interest Distribution - AF-5                                     166,960.02
                         Unpaid Interest - AF-5                                                 0.00
                         Remaining Unpaid Interest - AF-5                                       0.00

                         Interest Distribution - AF-6                                      96,798.02
                         Unpaid Interest - AF-6                                                 0.00
                         Remaining Unpaid Interest - AF-6                                       0.00

                         Interest Distribution - AV-1                                     293,432.55
                         Unpaid Interest - AV-1                                                 0.00
                         Remaining Unpaid Interest - AV-1                                       0.00

                         Interest Distribution - M-1                                      185,624.73
                         Unpaid Interest - M-1                                                  0.00
                         Remaining Unpaid Interest - M-1                                        0.00

[Graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 3 of 7
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

                         Interest Distribution - M-2                                      159,379.49
                         Unpaid Interest - M-2                                                  0.00
                         Remaining Unpaid Interest - M-2                                        0.00

                         Interest Distribution - M-3                                       41,318.82
                         Unpaid Interest - M-3                                                  0.00
                         Remaining Unpaid Interest - M-3                                        0.00

                         Interest Distribution - M-4                                       34,194.88
                         Unpaid Interest - M-4                                                  0.00
                         Remaining Unpaid Interest - M-4                                        0.00

                         Interest Distribution - B-1                                       18,925.17
                         Unpaid Interest - B-1                                                  0.00
                         Remaining Unpaid Interest - B-1                                        0.00

                         Interest Distribution - B-2                                       22,371.82
                         Unpaid Interest - B-2                                                  0.00
                         Remaining Unpaid Interest - B-2                                        0.00

                         Interest Distribution - B-3                                       27,763.89
                         Unpaid Interest - B-3                                                  0.00
                         Remaining Unpaid Interest - B-3                                        0.00

                         Interest Distribution - B-4                                       27,763.89
                         Unpaid Interest - B-4                                                  0.00
                         Remaining Unpaid Interest - B-4                                        0.00

                   Interest Reductions
                         Net Prepayment Interest Shortfalls                                     0.00
                         Relief Act Reductions                                                300.75

                         Class AF-1 Interest Reduction                                         45.15
                         Class AF-2 Interest Reduction                                         15.61
                         Class AF-3 Interest Reduction                                          8.60
                         Class AF-5 Interest Reduction                                         24.98
                         Class AF-4 Interest Reduction                                         70.71
                         Class AF-6 Interest Reduction                                         14.48
                         Class AV-1 Interest Reduction                                         43.89
                         Class M-1 Interest Reduction                                          27.77
                         Class M-2 Interest Reduction                                          23.84
                         Class M-3 Interest Reduction                                           6.18
                         Class M-4 Interest Reduction                                           5.12
                         Class B-1 Interest Reduction                                           2.83
                         Class B-2 Interest Reduction                                           3.35
                         Class B-3 Interest Reduction                                           4.11
                         Class B-4 Interest Reduction                                           4.11

Sec. 4.03(a)(iii)  Available Funds Shortfall

[Graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 4 of 7
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

                           Class AF-1 Available Funds Shortfall                                               0.00
                           Class AF-2 Available Funds Shortfall                                               0.00
                           Class AF-3 Available Funds Shortfall                                               0.00
                           Class AF-4 Available Funds Shortfall                                               0.00
                           Class AF-5 Available Funds Shortfall                                               0.00
                           Class AF-6 Available Funds Shortfall                                               0.00
                           Class AV-1 Available Funds Shortfall                                               0.00
                           Class M-1 Available Funds Shortfall                                                0.00
                           Class M-2 Available Funds Shortfall                                                0.00
                           Class M-3 Available Funds Shortfall                                                0.00
                           Class M-4 Available Funds Shortfall                                                0.00
                           Class B-1 Available Funds Shortfall                                                0.00
                           Class B-2 Available Funds Shortfall                                                0.00
                           Class B-3 Available Funds Shortfall                                                0.00
                           Class B-4 Available Funds Shortfall                                                0.00

Sec. 4.03(a)(v)        Pool Principal Balances

                           Group I Beginning Pool Balance                                           536,736,927.75
                           Group I Ending Pool Balance                                              532,744,697.70
                           Group II Beginning Pool Balance                                          186,502,738.45
                           Group II Ending Pool Balance                                             184,524,661.54
                           Total Beginning Pool Balance                                             723,239,666.20
                           Total Ending Pool Balance                                                717,269,359.24

Sec. 4.03(a)(vi)       Servicing Fee

                           Group I Servicing Fee                                                        223,640.39
                           Group II Servicing Fee                                                        77,709.47

Sec. 4.03(a)(viii)     Delinquency Advances

                           Group I Delinquency Advances Included in Current Distribution                      0.00
                           Group I Recouped Advances Included in Current Distribution                         0.00
                           Group I Recouped Advances From Liquidations                                        0.00
                           Group I Aggregate Amount of Advances Outstanding                                   0.00

                           Group II Delinquency Advances Included in Current Distribution                     0.00
                           Group II Recouped Advances Included in Current Distribution                        0.00
                           Group II Recouped Advances From Liquidations                                       0.00
                           Group II Aggregate Amount of Advances Outstanding                                  0.00

Section 4.03(a)(ix) A  Group I and Group II Loans Delinquent

[Graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 5 of 7
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                               OCTOBER 25, 2004
--------------------------------------------------------------------------------

                          --------------------------------------------------------------------
                                                           Group 1
                          --------------------------------------------------------------------
                            Period                  Number       Principal Balance  Percentage
                          --------------------------------------------------------------------
                           0-30 days                   156           25,201,250.19       4.73%
                          --------------------------------------------------------------------
                          31-60 days                    14            1,963,867.73       0.37%
                          --------------------------------------------------------------------
                          61-90 days                     1              100,000.00       0.02%
                          --------------------------------------------------------------------
                           91+days                       0                    0.00       0.00%
                          --------------------------------------------------------------------
                            Total                      171           27,265,117.92       5.12%
                          --------------------------------------------------------------------
                          --------------------------------------------------------------------
                                                           Group 2
                          --------------------------------------------------------------------
                            Period                  Number       Principal Balance  Percentage
                          --------------------------------------------------------------------
                           0-30 days                    67            9,418,281.82       5.10%
                          --------------------------------------------------------------------
                          31-60 days                     8            1,511,595.26       0.82%
                          --------------------------------------------------------------------
                          61-90 days                     0                    0.00       0.00%
                          --------------------------------------------------------------------
                           91+days                       0                    0.00       0.00%
                          --------------------------------------------------------------------
                            Total                       75           10,929,877.08       5.92%
                          --------------------------------------------------------------------

Sec. 4.03 (a)(ix) B       Group I and Group II Loans in Foreclosure

                                      -----------------------------------------------
                                                          Group 1
                                      -----------------------------------------------
                                      Number        Principal Balance      Percentage
                                      -----------------------------------------------
                                           0                     0.00           0.00%
                                      -----------------------------------------------
                                      -----------------------------------------------
                                                          Group 2
                                      -----------------------------------------------
                                      Number        Principal Balance      Percentage
                                      -----------------------------------------------
                                          0                      0.00           0.00%
                                      -----------------------------------------------

Sec. 4.03(a)(x),(xi)      Group I and Group II Loans in REO

                                      -----------------------------------------------
                                                          Group 1
                                      -----------------------------------------------
                                      Number        Principal Balance      Percentage
                                      -----------------------------------------------
                                           0                     0.00           0.00%
                                      -----------------------------------------------
                                      -----------------------------------------------
                                                          Group 2
                                      -----------------------------------------------
                                      Number        Principal Balance      Percentage
                                      -----------------------------------------------
                                           0                     0.00           0.00%
                                      -----------------------------------------------

                                      Market Value of Group I REO Loans                                  0.00
                                      Market Value of Group II REO Loans                                 0.00

Sec. 4.03(a)(xii)         Aggregate Stated Principal Balance of the Three Largest Loans

                                      Group I Three Largest Loans                                1,682,892.68
                                      Group II Three Largest Loans                               2,020,042.01

Sec. 4.03(a)(xiii)        Net WAC Cap Carryover

                                      Class AF-1 Net WAC Cap Carryover Amounts Due                       0.00
                                      Class AF-1 Net WAC Cap Carryover Amounts Paid                      0.00
                                      Class AF-1 Net WAC Cap Carryover Remaining Amounts Due             0.00

[Graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 6 of 7
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

                                  Class AF-2 Net WAC Cap Carryover Amounts Due                                             0.00
                                  Class AF-2 Net WAC Cap Carryover Amounts Paid                                            0.00
                                  Class AF-2 Net WAC Cap Carryover Remaining Amounts Due                                   0.00
                                  Class AV-1 Net WAC Cap Carryover Amounts Due                                             0.00
                                  Class AV-1 Net WAC Cap Carryover Amounts Paid                                            0.00
                                  Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                                   0.00
                                  Class B-1 Net WAC Cap Carryover Amounts Due                                              0.00
                                  Class B-1 Net WAC Cap Carryover Amounts Paid                                             0.00
                                  Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                    0.00
                                  Class B-2 Net WAC Cap Carryover Amounts Due                                              0.00
                                  Class B-2 Net WAC Cap Carryover Amounts Paid                                             0.00
                                  Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                    0.00
                                  Class B-3 Net WAC Cap Carryover Amounts Due                                            255.66
                                  Class B-3 Net WAC Cap Carryover Amounts Paid                                           255.66
                                  Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                    0.00
                                  Class B-4 Net WAC Cap Carryover Amounts Due                                            255.66
                                  Class B-4 Net WAC Cap Carryover Amounts Paid                                           255.66
                                  Class B-4 Net WAC Cap Carryover Remaining Amounts Due                                    0.00

Sec. 4.03(a)(xiv)           Aggregate Principal Balance of Balloon Loans
                            with Original Terms <= 36 Months and 60+ Contractually Past Due

                                  Group I Aggregate Principal Balance of Balloon Loans                                     0.00
                                  Group II Aggregate Principal Balance of Balloon Loans                                    0.00

Sec. 4.03 (a)(xv),(xxii)    Realized Losses

                                  Group I Current Period Realized Losses                                                   0.00
                                  Group I Cumulative Realized Losses                                                       0.00
                                  Group II Current Period Realized Losses                                                  0.00
                                  Group II Cumulative Realized Losses                                                      0.00

Sec. 4.03 (a)(xvi)          Reserve Fund

                                  Beginning Balance of Reserve Fund                                                        0.00
                                  Funds Withdrawn From Reserve Fund For Distribution                                       0.00
                                  Funds Deposited to Reserve Fund                                                          0.00
                                  Ending Balance of Reserve Fund                                                           0.00

Sec. 4.03 (a)(xvii)         Number of Loans Repurchased

                                  Group I Number of Loans Repurchased                                                      0.00
                                  Group II Number of Loans Repurchased                                                     0.00

Sec. 4.03 (a)(xviii)        Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                  Group I Weighted Average Mortgage Rate                                                  6.62%
                                  Group II Weighted Average Mortgage Rate                                                 6.77%

Sec. 4.03 (a)(xix)          Weighted Average Remaining Term of Outstanding Loans

[Graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 7 of 7
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

                                  Group I Weighted Average Remaining Term                                                345.00
                                  Group II Weighted Average Remaining Term                                               358.00

Sec. 4.03                     Overcollateralization Amounts
(a)(xxi),(xxii),(xxiii)

                                  Overcollateralization Amount                                                     5,967,400.50
                                  Overcollateralization Target Amount                                             22,782,039.08
                                  Overcollateralization Release Amount                                                     0.00
                                  Overcollateralization Deficiency Amount                                         16,814,638.58

Sec. 4.03 (a)(xxiv)           Trigger Events

                                  Has a Trigger Event Occurred and is continuing?                                            NO
                                  Cumulative Realized Losses as a percentage of the Original Pool Balance                 0.00%
                                  Senior Enhancement Percentage                                                          17.34%
                                  Senior Specified Enhancement Percentage                                                42.40%

Sec. 4.03 (a)(xxv)            60+ Day Delinquent Loans

                                  60+ Day Delinquent Loans as a percentage of the current Pool Balance                    0.01%

Sec. 4.03 (a)(xxvi)           Amount of Funds Collected by Trustee under Yield Maintenance Agreement                       0.00

Sec. 4.03 (a)(xxvii)          Pre-Funded Amount                                                                            0.00

[Graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.